UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2025

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 31, 2025, Ovintiv Inc. (“Ovintiv”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other events, that Ovintiv and its wholly-owned subsidiary, Ovintiv Canada ULC (collectively, the “Company”), completed the acquisition of approximately 109,000 net acres in the Montney formation, located in Canada (the “Montney Acquisition”) from Paramount Resources Ltd. (“Paramount”).

This Current Report on Form 8-K/A amends the Original Form 8-K to disclose the statements of revenue and expenses and other information for the properties acquired in the Montney Acquisition and the pro forma financial information required by Item 9.01 of Form 8-K. No other changes to the Original Form 8-K are being made hereby.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business to be acquired.

The audited annual statement of revenue and expenses for the year ended December 31, 2023, and the unaudited statement of revenue and expenses for the nine months ended September 30, 2024 and the related notes, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which comprise the balance sheet as of September 30, 2024, the related statements of earnings for the nine months ended September 30, 2024 and year ended December 31, 2023, and the related notes to the pro forma condensed combined financial information, is filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP (independent auditor of Paramount).

23.2	Consent of McDaniel & Associates Consultants Ltd. (independent qualified reserve engineers of Paramount).

99.1	Audited Statement of Revenue and Expenses for the year ended December 31, 2023 and the Unaudited Statement of Revenue and Expenses for the nine months ended September 30, 2024, and the notes related thereto for the properties acquired in the Montney Acquisition.

99.2	Unaudited pro forma condensed combined balance sheet of Ovintiv and its subsidiaries as of September 30, 2024 and unaudited pro forma condensed combined statements of earnings of Ovintiv and its subsidiaries for the nine months ended September 30, 2024 and the year ended December 31, 2023, and the notes related thereto including the unaudited Supplemental Oil and Gas Information for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2025

OVINTIV INC.
(Registrant)

By:	/s/ Corey D. Code
Name:	Corey D. Code
Title:	Executive Vice-President & Chief Financial Officer